DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2015
DESCRIPTION OF BUSINESS
DESCRIPTION OF BUSINESS

NOTE 1 — DESCRIPTION OF BUSINESS

General Moly, Inc. (“we,” “us,” “our,” “Company,” or “General Moly”) is a Delaware corporation originally incorporated as General Mines Corporation on November 23, 1925.  We have gone through several name changes and on October 5, 2007, we reincorporated in the State of Delaware (“Reincorporation”) through a merger involving Idaho General Mines, Inc. and General Moly, Inc., a Delaware corporation that was a wholly owned subsidiary of Idaho General Mines, Inc. The Reincorporation was effected by merging Idaho General Mines, Inc. with and into General Moly, with General Moly being the surviving entity.  For purposes of the Company’s reporting status with the United States Securities and Exchange Commission (“SEC”), General Moly is deemed a successor to Idaho General Mines, Inc.

The Company conducted exploration and evaluation activities from January 1, 2002 until October 4, 2007, when our Board of Directors (“Board”) approved the development of the Mt. Hope molybdenum property (“Mt. Hope Project”) in Eureka County, Nevada.  Since that time, the Company has continued its efforts to both obtain financing for and develop the Mt. Hope Project.  However, the combination of financing delays and court proceedings has resulted in a current suspension of development.  We also continue to evaluate the copper resource of our Liberty molybdenum and copper property (“Liberty Project”) in Nye County, Nevada.

The Mt. Hope Project

From October 2005 to January 2008, we owned the rights to 100% of the Mt. Hope Project.  Effective as of January 1, 2008, we contributed all of our interest in the assets related to the Mt. Hope Project, including our lease of the Mt. Hope Project, into Eureka Moly, LLC (“the LLC”), and in February 2008 entered into an agreement (“LLC Agreement”) for the development and operation of the Mt. Hope Project with POS-Minerals Corporation (“POS-Minerals”).  Under the LLC Agreement, POS-Minerals owns a 20% interest in the LLC and General Moly, through Nevada Moly, LLC (“Nevada Moly”), a wholly-owned subsidiary, owns an 80% interest.  The ownership interests and/or required capital contributions under the LLC Agreement can change as discussed below.

Pursuant to the terms of the LLC Agreement, POS-Minerals made its first and second capital contributions to the LLC totaling $100.0 million during the year ended December 31, 2008 (“Initial Contributions”).  Additional amounts of $100.7 million were received from POS-Minerals in December 2012, following receipt of major operating permits for the Mt. Hope Project, including the Record of Decision (“ROD”) from the U.S. Bureau of Land Management (“BLM”).

In addition, under the terms of the LLC Agreement, since commercial production at the Mt. Hope Project was not achieved by December 31, 2011, the LLC will be required to return to POS-Minerals $36.0 million, since reduced to $33.9 million as discussed below, of its capital contributions (“Return of Contributions”), with no corresponding reduction in POS-Minerals’ ownership percentage.  Effective January 1, 2015, as part of a comprehensive agreement concerning the release of the reserve account described below, Nevada Moly and POS-Minerals agreed that the Return of Contributions will be due to POS-Minerals on December 31, 2020; provided that, at any time on or before November 30, 2020, Nevada Moly and POS-Minerals may agree in writing to extend the due date to December 31, 2021; and if the due date has been so extended, at any time on or before November 30, 2021, Nevada Moly and POS-Minerals may agree in writing to extend the due date to December 31, 2022.  If the repayment date is extended, the unpaid amount will bear interest at a rate per annum of LIBOR plus 5%, which interest shall compound quarterly, commencing on December 31, 2020 through the date of payment in full.  Payments of accrued but unpaid interest, if any, shall be made on the repayment date.  Nevada Moly may elect, on behalf of the Company to cause the Company to prepay, in whole or in part, the Return of Contributions at any time, without premium or penalty, along with accrued and unpaid interest, if any.

The original Return of Contributions amount due to POS-Minerals is reduced, dollar for dollar, by the amount of capital contributions for equipment payments required from POS-Minerals under approved budgets of the LLC, as discussed further below.  As of December 31, 2015, this amount has been reduced by $2.1 million, consisting of 20% of an $8.4 million principal payment made on milling equipment in March 2015 and a $2.2 million principal payment made on electrical transformers in April 2015, such that the remaining amount due to POS-Minerals is $33.9 million.  If Nevada Moly does not fund its additional capital contribution in order for the LLC to make the required return to POS-Minerals set forth above, POS-Minerals has an election to either make a secured loan to the LLC to fund the Return of Contributions, or receive an additional interest in the LLC, from Nevada Moly, estimated to be 5%.  In the latter case, Nevada Moly’s interest in the LLC is subject to dilution by a percentage equal to the ratio of 1.5 times the amount of the unpaid Return of Contributions over the aggregate amount of deemed capital contributions (as determined under the LLC Agreement) of both parties to the LLC (“Dilution Formula”).  At December 31, 2015, the aggregate amount of deemed capital contributions of both members was $1,078.3 million.

Furthermore, the LLC Agreement authorizes POS-Minerals to put/sell its interest in the LLC to Nevada Moly after a change of control of Nevada Moly or the Company, as defined in the LLC Agreement, followed by a failure by us or our successor company to use standard mining industry practice in connection with the development and operation of the Mt. Hope Project as contemplated by the parties for a period of twelve (12) consecutive months.  If POS-Minerals exercises its option to put or sell its interest, Nevada Moly or its transferee or surviving entity would be required to purchase the interest for 120% of POS-Minerals’ total contributions to the LLC, which, if not paid timely, would be subject to 10% interest per annum.

In November 2012, the Company and POS-Minerals began making monthly pro rata capital contributions to the LLC to fund costs incurred as required by the LLC Agreement.  The interest of a party in the LLC that does not make its monthly pro rata capital contributions to fund costs incurred is subject to dilution based on the Dilution Formula.  The Company and POS-Minerals consented, effective July 1, 2013, to Nevada Moly accepting financial responsibility for POS-Minerals’ 20% interest in costs related to Nevada Moly’s compensation and reimbursement as Manager of the LLC, and certain owners’ costs associated with Nevada Moly’s ongoing progress to complete project financing for its 80% interest, resulting in $2.9 million paid by Nevada Moly on behalf of POS-Minerals during the term of the consensual agreement, which ended on June 30, 2014. From July 1, 2014 to December 31, 2014, POS-Minerals once again contributed its 20% interest in all costs incurred by the LLC.  Subject to the terms above, all required monthly contributions have been made by both parties.

Effective January 1, 2015, Nevada Moly and POS-Minerals signed an amendment to the LLC agreement under which a separate $36.0 million owed to Nevada Moly held by the LLC in a reserve account established in December 2012 is being released for the mutual benefit of both members related to the jointly approved Mt. Hope Project expenses through 2020.  In January 2015, the reserve account funded a reimbursement of contributions made by the members during the fourth quarter of 2014, inclusive of $0.7 million to POS-Minerals and $2.7 million to Nevada Moly.  The funds are now being used to pay ongoing expenses of the LLC until the Company obtains full financing for its portion of the Mt. Hope Project construction cost, or until the reserve account is exhausted.  Any remaining funds after financing is obtained will be returned to the Company.  The balance of the reserve account at December 31, 2015 was $16.6 million.

Termination of Agreements with Hanlong (USA) Mining Investment Inc.

In March 2010, we signed a series of agreements with Hanlong (USA) Mining Investment, Inc. (“Hanlong”), an affiliate of Sichuan Hanlong Group, a privately held Chinese company.  The agreements formed the basis of a $745 million transaction that was intended to provide the Company with adequate capital to contribute its 80% share of costs to develop the Mt. Hope Project.  The agreements resulted in the sale to Hanlong of 11.8 million shares of our common stock for a purchase price of $40 million, with additional potential equity issuances conditioned on Hanlong procuring a project financing Term Loan from a Chinese bank.  The agreements also provided for Hanlong representation on our Board, limitations on how Hanlong would vote its shares of the Company and on its ability to purchase or dispose of our securities, and included a $10.0 million Bridge Loan to the Company to preserve liquidity until availability of the Term Loan.

Most of the provisions of the agreements with Hanlong were terminated in 2013 because no project financing occurred, including repayment of the $10.0 million Bridge Loan which the parties agreed to offset against the $10.0 million termination break fee owed to the Company by Hanlong. However, Hanlong remains the owner of approximately 11% of our outstanding common stock and their representative continues as an elected member of our Board as of December 31, 2015.  In February 2016, the Governance and Nominating Committee of the Company’s Board of Directors determined it would not renominate the Hanlong representative, Nelson F. Chen, to the Board, as Hanlong’s beneficial ownership of the Company’s common stock on a fully diluted basis has fallen below 10%.  Mr. Chen’s term as a director will expire at the 2016 Annual Meeting of Stockholders.

Agreement with AMER International Group (“AMER”)

Private Placement

In April 2015, the Company and AMER entered into a private placement for 40.0 million shares of the Company’s common stock and warrants to purchase 80.0 million shares of the Company’s common stock, priced using the trailing 90-day volume weighted average price (“VWAP”) of $0.50 on April 17, 2015, the date the investment agreement was signed. General Moly received stockholder approval of the transaction on June 30, 2015.

On November 2, 2015, the Company and AMER entered into an amendment to the Investment and Securities Purchase Agreement, thereby creating a three-tranche investment strategy that creates a strategic partnership to assist the Company in obtaining full financing for the Mt. Hope Project.   The first tranche of the amended investment agreement closed on November 24, 2015 for a $4.0 million private placement representing 13.3 million shares, priced at $0.30 per share, and warrants to purchase 80.0 million shares of common stock at $0.50 per share, which will become exercisable upon availability of an approximately $700.0 million senior secured loan (“Bank Loan”). The $4.0 million private placement has been divided evenly between general corporate purposes and an expense reimbursement account available to both AMER and the Company to cover anticipated Mt. Hope financing costs and other jointly sourced business development opportunities. In addition, AMER and General Moly entered into a Stockholder Agreement allowing AMER to nominate a director to a now seven member General Moly Board of Directors, additional directors following the close of Tranche 3, discussed below, and drawdown of a senior secured loan (“Bank Loan”).  The Stockholder Agreement also governs amer’s acquisition and transfer of General Moly shares.  The parties agreed to eliminate the condition to closing the investment agreement requiring a letter of intent from a Prime Chinese Bank endorsing the Bank Loan as a result of the current molybdenum market price and recent water rights decision from the Nevada Supreme Court. The parties also agreed to eliminate the requirement of the Company to obtain consent from APERAM, as Tranche 1 was issued at $0.30 per share, which is above the October 30, 2015, closing price of $0.29 per share.

The second tranche of the amended investment agreement will include a $6.0 million private placement representing 12.0 million shares, priced at $0.50 per share. $5.0 million of the $6.0 million will be used for general corporate purposes and $1.0 million will be set aside for the expense reimbursement account discussed above. Closing of the second tranche is contingent on the Nevada State Engineer restoring permits for the Mt. Hope Project's water rights and for the price of molybdenum to average in excess of $8/lb for a 30 consecutive calendar day period.

The third tranche of the amended investment agreement will include a $10.0 million private placement representing 14.7 million shares, priced at $0.68 per share. Execution of the third tranche is contingent on a final adjudication of the Mt. Hope Project's water rights through courts or settlement, if further protests and appeals result from the issuance of the water permits, and for the price of molybdenum to average in excess of $12/lb for a 30 consecutive calendar day period. After the third tranche of the agreement is executed, AMER will nominate a second director to General Moly’s then eight member Board of Directors.

The second and third tranches of the investment agreement may be subject to General Moly stockholder approval.

Term Loan

AMER has agreed to work cooperatively with the Company upon the return of improved molybdenum prices to procure and support a Bank Loan of approximately $700 million from a major Chinese bank or banks for development of the Mt. Hope Project. AMER will guarantee the Bank Loan, which is anticipated to have normal and customary covenants and security arrangements.

When documentation is complete and drawdown of the approximately $700 million Bank Loan becomes available, 80 million warrants to purchase common shares of General Moly will become exercisable by AMER at $0.50. After drawdown of the Bank Loan, AMER will nominate a third Director to General Moly’s Board of Directors. All conditions to complete the warrants transaction must be completed no later than April 17, 2017 in order for the warrants to vest and become exercisable.

Molybdenum Supply Agreement

The Company and AMER have agreed on the substantive terms of a definitive agreement that would provide a one-time option exercisable simultaneously with Bank Loan execution to purchase the balance of the Company’s share of Mt. Hope molybdenum production, estimated to be approximately 16.5 million pounds annually, for the first five years of production, and 70% of the Company’s annual share of Mt. Hope molybdenum production thereafter at a cost of spot price less a slight discount.